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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of report: August 1, 1997
                                         --------------
                        (Date of earliest event reported)


                            North Coast Energy, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-18691                    34-1594000
         --------                   -------                    ----------
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
        of Incorporation)         File Number)              Identification No.)



                  1993 Case Parkway, Twinsburg, Ohio                44087-2343
    ---------------------------------------------------------------------------
    (Address of Principal Executive Offices)                        (Zip Code)


        Registrant's telephone number, including area code (216) 425-2330

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Item 5.           Other Events.
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                  On August 1, 1997 North Coast Energy, Inc., a Delaware
corporation (the "Company"), entered into a stock purchase agreement (the "Agreement") with Nuon International bv, a limited liability company organized under the laws of the Netherlands ("Nuon"), wherein Nuon agreed to purchase an aggregate of 17,226,387 shares of stock of North Coast for $15 million, subject to the satisfaction of certain conditions.

         Pursuant to the terms of the Agreement, Nuon will purchase 5,747,127 shares of Common Stock, $0.01 par value per share (the "Common Stock"), for $5 million at a closing currently scheduled for September 4, 1997. The price per share is $0.87 per share. Subject to the satisfaction of certain conditions, including the development of a plan of complementary business, Nuon may purchase an additional 5,747,127 shares of Common Stock by each of September 30, 1998 and September 30, 1999 at a price of $0.87 per share.

         Upon the closing and the payment of the initial $5 million installment, Nuon will appoint three individuals to the Company's Board of Directors.

         A portion of the proceeds from the initial installment will be used to pay existing subordinated indebtedness.

         Until the Closing Date, the Company has agreed not to solicit any other proposals concerning transactions involving the Company, although it may respond to other offers.

         The transaction is subject to customary conditions and governmental approvals, including the approval of Nuon's Supervisory Board.

         The foregoing description of this transaction is qualified in its entirety by reference to the Agreement, a copy of which is filed as an exhibit hereto.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits.
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

                                                                 Sequential
         Exhibit No.                                             Page Number
         -----------                                             -----------

       99.1     Stock Purchase Agreement by and between North
                Coast Energy, Inc. and Nuon International bv,
                dated August 1, 1997 ........................................__

       99.2     Press Release of the Company dated August 4,
                      1997...................................................__


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                                    SIGNATURE
                                    ---------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NORTH COAST ENERGY, INC.



                                     By:  /s/ Charles M. Lombardy, Jr.
                                          ----------------------------
                                          Charles M. Lombardy, Jr.,
                                          Chief Executive Officer

Date:  August 8, 1997